                                                                     EXHIBIT 4.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We consent to the reference to our firm under the caption
"Experts-Independent Auditors" and to the use of our report dated September 27, 2004 in the Amendment No. 2 to the Registration Statement (Form S-6 No. 333-118161) and related Prospectus of Claymore Securities Defined Portfolios, Series 188.


                                   /s/ Grant Thornton LLP
                                   -------------------------
                                   GRANT THORNTON LLP


Chicago, Illinois
September 27, 2004